Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q/A, Amendment No. 1 to Quarterly Report of Alpha Investment Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2018 as filed with the Securities and Exchange Commission (the “Report”), I, Todd C. Buxton, Chief Executive Officer and Acting Chief Financial Officer (principal executive, financial and accounting officer) of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

June 20, 2018	/s/ Todd C. Buxton
Todd C. Buxton, Chief Executive Officer and Acting Chief Financial Officer
(principal, executive financial and accounting officer)